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                                                                    Exhibit 23.2



                    CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS


As independent public accountants, we hereby consent to the incorporation by reference in this Registration Statement of our report dated April 25, 1994 included in Adaptec, Inc.'s Form 10-K for the year ended March 31, 1995.



                                                        /s/ ARTHUR ANDERSEN LLP

                                                        ARTHUR ANDERSEN LLP


San Jose, California
October 23, 1995